UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2016

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Agreement.

(a)	On September 21, 2016, Viacom Inc. (“Viacom” or the “Company”) announced that

Tom Dooley, its interim President and Chief Executive Officer, has informed the Board of Directors of the Company of his decision to depart the Company. Mr. Dooley has agreed to remain in that position through November 15, 2016 (the “Termination Date”), to facilitate an orderly transition.

Pursuant to a letter agreement between Mr. Dooley and the Company, dated September 21,

2016 (the “Letter Agreement”), in consideration for Mr. Dooley’s agreement to the extension of his employment, Mr. Dooley will earn a “Retention Payment” of $4,375,000 by not resigning his employment before the Termination Date. In addition, the Retention Payment will be deemed earned by Mr. Dooley if Viacom terminates his employment before the Termination Date, in which case the amount of the payment will be increased to reflect the additional salary Mr. Dooley would have earned had he remained employed through the Termination Date. If earned, the Retention Payment will be payable in a single lump sum on November 23, 2016, and upon payment Mr. Dooley will have waived any right he would otherwise have to receive payment of a prorated annual short-term incentive plan bonus for fiscal 2017. The Retention Payment will not constitute an adjustment to Mr. Dooley’s annual base salary or applicable bonus amount for purposes of calculating any severance payment under Mr. Dooley’s employment agreement.

The foregoing summary is qualified in its entirety by the text of the Letter Agreement, a copy of which is filed herewith as Exhibit 10 and is incorporated by reference herein in its entirety.

Section 5 – Registrant’s Business and Operations

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (e)	The information contained in Item 1.01 above is incorporated by reference herein in its entirety.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On September 21, 2016, Viacom issued a press release announcing certain financial and operating initiatives. A copy of the press release is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

In addition, on September 21, 2016, Viacom announced that its Board of Directors had declared a quarterly cash dividend of $0.20 per share on both its Class A and Class B common stock. The dividend will be payable on October 3, 2016 to stockholders of record at the close of business on September 26, 2016.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

10	Letter Agreement, dated September 21, 2016, between Viacom Inc. and Thomas E. Dooley.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

99	Press release of Viacom Inc. dated September 21, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name: Title:	Michael D. Fricklas Executive Vice President, General Counsel and Secretary

Date: September 21, 2016

Exhibit Index

Exhibit No.	Description of Exhibit

10	Letter Agreement, dated September 21, 2016, between Viacom Inc. and Thomas E. Dooley.

99	Press release of Viacom Inc. dated September 21, 2016.